                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12

                                 EXEGENICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                --------------------------------------------------------------
         2)     Aggregate number of securities to which transaction applies:

                --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                --------------------------------------------------------------
         4)     Proposed maximum aggregate value of transaction:

                --------------------------------------------------------------
         5)     Total fee paid:

                --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                1)  Amount previously paid:

                ------------------------------------------------
                2)  Form, Schedule or Registration Statement No:

                ------------------------------------------------
                3)  Filing party:

                ------------------------------------------------
                4)  Date Filed:

                                                                [EXEGENICS LOGO]

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact: WaLisa M. Davenport
eXegenics Inc.
(214) 358-2000

E. Blair Clark (Investors)
Burns McClellan
(212) 213-0006

William Fiske (Information Agent)
Georgeson Shareholder Communications Inc.
Banks and Brokers: (212) 440-9800
All Others Call Toll-Free: (800) 964-0733

             EXEGENICS ANNOUNCES RESIGNATION OF INDEPENDENT AUDITOR

Dallas, September 19, 2003 -- eXegenics Inc. (Nasdaq: EXEG) announced today that Ernst & Young LLP has resigned as eXegenics' independent auditor. The Audit Committee of the Board of Directors of eXegenics has begun the process of conducting its search for and interviewing new independent auditors to audit eXegenics' financial statements for the fiscal year ending December 31, 2003.

Ernst & Young's decision to resign was not influenced by any disagreements with management relating to eXegenics' financial statements. Ronald L. Goode, Ph.D., Chairman and Chief Executive Officer of eXegenics commented, "While we regret that they can no longer continue to serve us, we highly appreciate the services Ernst & Young provided to our company and thank them for having served as our auditors. We believe that the lack of disagreements with this major accounting firm is a credit to our internal accounting processes and procedures."

SAFE HARBOR

This release contains forward-looking statements. The words "believe," "expect," "intend", "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. eXegenics undertakes no obligation to update any forward-looking statement to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.